UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                       October 21, 2005 (October 19, 2005)
                       -----------------------------------

                                 PROTALEX, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-28385                                         91-2003490
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(Commission File Number)                       (IRS Employer Identification No.)


  145 Union Square Drive, New Hope, PA                       18938
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(Address of Principal Executive Offices)                   (Zip Code)

                                  215-862-9720
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         On October 13, 2005, Protalex, Inc. ("Protalex") and PAREXEL International LLC ("Parexel") entered into a Clinical Study Agreement (the "Agreement").

         Pursuant to the terms of the Agreement, Parexel will conduct a clinical trial study for Protalex regarding the use of an investigational new drug called PRTX-100. Protalex does not believe the costs and expenses associated with the clinical trials should exceed $600,000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Protalex, Inc.
                                   --------------
                                   (Registrant)


Date: 10/21/2005                   /s/ Marc L. Rose
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                                   By:    Marc L. Rose
                                   Title: Vice President of Finance,
                                          Chief Financial Officer, Treasurer and
                                          Corporate Secretary